RBC FUNDS TRUST

RBC Mid Cap Value Fund

RBC SMID Cap Growth Fund

Supplement dated May 6, 2014 to the

Prospectus dated November 27, 2013 (“Prospectus”)

This Supplement provides additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

RBC Mid Cap Value Fund

The first two sentences of the “Principal Investment Strategies” section in the “Fund Summary” on page 2 of the Prospectus are deleted and replaced with the following to adjust the market capitalization of companies and issuers in whose equity securities the Fund may invest:

The Fund normally invests at least 80% of its assets in common stocks of mid-sized companies that are considered to be undervalued in relation to earnings, dividends and/or assets. Mid-sized companies are defined by the Fund as companies that fall within the market capitalization range of the Russell Midcap® Value Index at the time of purchase. As of May 31, 2013, the market capitalization range for the Russell Midcap® Value Index was approximately $1.8 billion to $21.5 billion.

In addition, in the “Principal Investment Strategies” section under “More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks” on page 26 of the Prospectus, the first four sentences of the paragraph relating to the RBC Mid Cap Value Fund are replaced with the following to similarly adjust the market capitalization of companies and issuers in whose equity securities the Fund may invest:

The Fund normally invests at least 80% of its assets in common stocks of mid-sized companies that are considered to be undervalued in relation to earnings, dividends and/or assets. The 80% investment policy may be changed by the Board without shareholder approval. The Fund will provide notice to shareholders at least 60 days prior to any change to its 80% investment policy. Mid-sized companies are defined by the Fund as companies that fall within the market capitalization range of the Russell Midcap® Value Index at the time of purchase. As of May 31, 2013, the market capitalization range for the Russell Midcap® Value Index was approximately $1.8 billion to $21.5 billion.

RBC SMID Cap Growth Fund

The first sentence of the “Principal Investment Strategies” section in the “Fund Summary” on page 7 of the Prospectus is deleted and replaced with the following to adjust the market capitalization of companies and issuers in whose equity securities the Fund may invest:

The Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in common stocks of small- and mid-capitalization growth companies that fall within the market capitalization range of the Russell 2500TM Growth Index at the time of investment. As of May 31, 2013, the market capitalization range for the Russell 2500TM Growth Index was approximately $129 million to $8.1 billion.

In addition, in the “Principal Investment Strategies” section under “More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks” on page 26 of the Prospectus, the first sentence relating to the RBC SMID Cap Growth Fund is replaced with the following to similarly adjust the market capitalization of companies and issuers in whose equity securities the Fund may invest:

The Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in common stocks of small- and mid-capitalization growth companies that fall within the market capitalization range of the Russell 2500TM Growth Index at the time of investment. As of May 31, 2013, the market capitalization range for the Russell 2500TM Growth Index was approximately $129 million to $8.1 billion.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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